                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
April 28, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-D Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-D Trust and
IndyMac Bank, F.S.B., a federal savings bank ("IndyMac").

     WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of March 1, 2006, by and between Assignor, as purchaser, and IndyMac, as seller, (ii) that certain Memorandum of Sale, dated as of March 2, 2006, by and between Assignor and IndyMac and (iii) that certain Memorandum of Sale, dated as of March 20, 2006, by and between Assignor and IndyMac (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix I hereto, the Purchaser purchased the Mortgage Loans (as defined herein) from
IndyMac and IndyMac currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement, and the mortgage loans delivered under such agreement by IndyMac to the Purchaser and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a.   The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b.   The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to IndyMac with respect to the Sale and Servicing Agreement or the Mortgage Loans;

     c.   The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing
          Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing
          Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and Servicing
          Agreement or the Mortgage Loans; and

     d.   Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
          Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the
          Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the
          Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, IndyMac shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the
Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 9.01 of the Sale and Servicing Agreement,
continue to service the Mortgage Loans pursuant to the Sale and Servicing
Agreement, as modified by Section 9 hereof, for the benefit of the Assignee.

     4. IndyMac acknowledges that the Master Servicer, pursuant to the Pooling
Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement. The Master Servicer shall be authorized to enforce directly against IndyMac any of the obligations of IndyMac to the
Purchaser or its assignees provided for in the Sale and Servicing Agreement. All servicing reports prepared by IndyMac shall be provided to the Master Servicer, and all remittances by

                                       2

IndyMac shall be made to the account or accounts designated by the Master
Servicer to IndyMac in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT:
3970771416, FFC TO: BAFC 2006-D # 50911100.

     5. IndyMac hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of IndyMac in Sections 3.01 and 3.02 of the Sale and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the
Mortgage Loans in accordance with the terms of the Sale and Servicing Agreement,
(iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

     6. IndyMac hereby agrees to cooperate with BAFC, the Master Servicer and the Assignee to enable BAFC, the Master Servicer and the Assignee to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding
2006-D Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's recently published rules regarding asset-backed securities (Release Nos.
33-8518; 34-50905; File No. S7-21-0433-8419).

     7. IndyMac hereby agrees that, in connection with any Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     8. In accordance with Sections 2.01 and 7.01 of the Sale and Servicing
Agreement, the Purchaser hereby instructs IndyMac, and IndyMac hereby agrees, to release from its custody and deliver the contents of the Mortgage File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the
Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 10 hereof on or before the closing date of the related Pass-Through Transfer (as defined in the Sale and Servicing Agreement).

     9. IndyMac hereby agrees to establish and maintain as of the date hereof a new Custodial Account with respect to the Mortgage Loans only, titled "Indymac
Bank, F.S.B., in trust for Banc of America Funding 2006-D Trust and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I."

     10. IndyMac hereby agrees that it will make Monthly Advances as contemplated by Section 5.03 of the Sale and Servicing Agreement through the
Remittance Date prior to the date on which cash is received in connection with the

                                       3

liquidation of REO Property, subject to the final proviso of the third sentence of Section 5.03.

     11. IndyMac, BAFC and Assignee hereby agree to the following modifications to the Sale and Servicing Agreement solely with respect to the Mortgage Loans:

     a.   Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

          "A mortgage loan eligible to be substituted by the Company for a
          Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser and (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted
          Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance
          Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the Deleted Mortgage Loan; (vi) have a Gross Margin not less than that of the Deleted Mortgage Loan; (vii) have the same Index as the
          Deleted Mortgage Loan; (viii) have a FICO score not less than that of the Deleted Mortgage Loan, (ix) have an LTV not greater than that of the Deleted Mortgage Loan; (x) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and (xi) have the same lien status as the Deleted Mortgage Loan."

     b.   Section 5.01. The first sentence of the second paragraph of Section
          5.01 is hereby modified by deleting the phrase "more than one (1)
          Business Day".

     c.   Section 5.02. The second and third paragraphs of Section 5.02 are hereby modified to read as follows:

          "Not later than the fifth (5th) Business Day of each month, the
          Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit F, a monthly remittance advice in the form set forth in Exhibit G, and a realized loss report in the form set forth in Exhibit H, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date."

          The exhibits referenced in this Section 9(b) are attached to this
          Agreement as Exhibit B hereto.

                                       4

     12. IndyMac hereby agrees that the Applicable Servicing Criteria for purposes of the Mortgage Loans and the Sale and Servicing Agreement are set
forth on Exhibit C hereto.

     13. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

         U.S. Bank National Association
         209 S. LaSalle Street, Suite 300
         Chicago, Illinois 60604
         Attention: Structured Finance Trust Services, BAFC 2006-D

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

         Bank of America, National Association
         214 North Tryon Street
         Charlotte, North Carolina 28255
         Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

         Banc of America Funding Corporation
         214 North Tryon Street
         Charlotte, North Carolina 28255
         Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

                                       5

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        Assignor

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Vice President

                                        U.S. Bank National Association, Assignee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                        Name: Melissa A. Rosal
                                        Title: Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

                                        IndyMac Bank, F.S.B.

                                        By: /s/ Andy Sciandra
                                            ------------------------------------
                                        Name: Andy Sciandra
                                        Title: Senior Vice President,
                                               Secondary Marketing

Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Peter A. Gobell
    ---------------------------------
Name: Peter A. Gobell
Title: Vice President

       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2006-D]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                [Attached hereto]

                                       A-1

                                EXHIBIT B

EXHIBIT F-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

---------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                            DESCRIPTION                   DECIMAL  FORMAT COMMENT
---------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR            A unique number assigned to a loan by the
                             Servicer. This may be different than the
                             LOAN_NBR
---------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan by
                             the originator.
---------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                   Servicer Client Number
---------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR            Contains a unique number as assigned by an
                             external servicer to identify a group of
                             loans in their system.
---------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME          First Name of the Borrower.
---------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME           Last name of the borrower.
---------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                 Street Name and Number of Property
---------------------------------------------------------------------------------------------------------------------
PROP_STATE                   The state where the  property located.
---------------------------------------------------------------------------------------------------------------------
PROP_ZIP                     Zip code where the property is located.
---------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next payment is            MM/DD/YYYY
                             due to the servicer at the end of processing
                             cycle, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE        The date a particular bankruptcy claim was              MM/DD/YYYY
                             filed.
---------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE      The chapter under which the bankruptcy was
                             filed.
---------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR          The case number assigned by the court to the
                             bankruptcy filing.
---------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE       The payment due date once the bankruptcy has            MM/DD/YYYY
                             been approved by the courts
---------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From Bankruptcy.           MM/DD/YYYY
                             Either by Dismissal, Discharged and/or a
                             Motion For Relief Was Granted.
---------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was Approved By            MM/DD/YYYY
                             The Servicer
---------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                The Type Of Loss Mitigation Approved For A
                             Loan Such As;
---------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan Is                   MM/DD/YYYY
                             Scheduled To End/Close
---------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is Actually                MM/DD/YYYY
                             Completed
---------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to the                 MM/DD/YYYY
                             servicer with instructions to begin
                             foreclosure proceedings.
---------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney to Pursue            MM/DD/YYYY
                             Foreclosure
---------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE             Notice of 1st legal filed by an Attorney in a           MM/DD/YYYY
                             Foreclosure Action
---------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure sale is                 MM/DD/YYYY
                             expected to occur.
---------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE             The actual date of the foreclosure sale.                MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT              The amount a property sold for at the             2     No commas(,) or dollar signs ($)
                             foreclosure sale.
---------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE          The date the servicer initiates eviction of             MM/DD/YYYY
                             the borrower.
---------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE      The date the court revokes legal possession             MM/DD/YYYY
                             of the property from the borrower.
---------------------------------------------------------------------------------------------------------------------
LIST_PRICE                   The price at which an REO property is             2     No commas(,) or dollar signs ($)
                             marketed.
---------------------------------------------------------------------------------------------------------------------
LIST_DATE                    The date an REO property is listed at a                 MM/DD/YYYY
                             particular price.
---------------------------------------------------------------------------------------------------------------------

                                       B-1

---------------------------------------------------------------------------------------------------------------------
OFFER_AMT                    The dollar value of an offer for an REO           2     No commas(,) or dollar signs ($)
                             property.
---------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME              The date an offer is received by DA Admin or            MM/DD/YYYY
                             by the Servicer.
---------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE             The date the REO sale of the property is                MM/DD/YYYY
                             scheduled to close.
---------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE      Actual Date Of REO Sale                                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                Classification of how the property is
                             occupied.
---------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE          A code that indicates the condition of the
                             property.
---------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE         The date a  property inspection is performed.           MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE               The date the appraisal was done.                        MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                The current "as is" value of the property         2
                             based on brokers price opinion or appraisal.
---------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL            The amount the property would be worth if         2
                             repairs are completed pursuant to a broker's
                             price opinion or appraisal.
---------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
---------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE           FNMA Code Describing Status of Loan
---------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE           The circumstances which caused a borrower to
                             stop paying on a loan. Code indicates the
                             reason why the loan is in default for this
                             cycle.
---------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE          Date Mortgage Insurance Claim Was Filed With            MM/DD/YYYY
                             Mortgage Insurance Company.
---------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                 Amount of Mortgage Insurance Claim Filed                No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE           Date Mortgage Insurance Company Disbursed               MM/DD/YYYY
                             Claim Payment
---------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID            Amount Mortgage Insurance Company Paid On         2     No commas(,) or dollar signs ($)
                             Claim
---------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE        Date Claim Was Filed With Pool Insurance                MM/DD/YYYY
                             Company
---------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT               Amount of Claim Filed With Pool Insurance         2     No commas(,) or dollar signs ($)
                             Company
---------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE         Date Claim Was Settled and The Check Was                MM/DD/YYYY
                             Issued By The Pool Insurer
---------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID          Amount Paid On Claim By Pool Insurance            2     No commas(,) or dollar signs ($)
                             Company
---------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE  Date FHA Part A Claim Was Filed With HUD                MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT         Amount of FHA Part A Claim Filed                  2     No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE   Date HUD Disbursed Part A Claim Payment                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT    Amount HUD Paid on Part A Claim                   2     No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE  Date FHA Part B Claim Was Filed With HUD                MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT         Amount of FHA Part B Claim Filed                  2     No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE   Date HUD Disbursed Part B Claim Payment                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT    Amount HUD Paid on Part B Claim                   2     No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE          Date VA Claim Was Filed With the Veterans               MM/DD/YYYY
                             Admin
---------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE           Date Veterans Admin. Disbursed VA Claim                 MM/DD/YYYY
                             Payment
---------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT            Amount Veterans Admin. Paid on VA Claim           2     No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------------------------------------------

                                       B-2

EXHIBIT F-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

                                       B-3

EXHIBIT F-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

                                       B-4

EXHIBIT F: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
09            Forbearance
17            Pre-foreclosure Sale Closing Plan Accepted
24            Government Seizure
26            Refinance
27            Assumption
28            Modification
29            Charge-Off
30            Third Party Sale
31            Probate
32            Military Indulgence
43            Foreclosure Started
44            Deed-in-Lieu Started
49            Assignment Completed
61            Second Lien Considerations
62            Veteran's Affairs-No Bid
63            Veteran's Affairs-Refund
64            Veteran's Affairs-Buydown
65            Chapter 7 Bankruptcy
66            Chapter 11 Bankruptcy
67            Chapter 13 Bankruptcy

                                       B-5

EXHIBIT G: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                MAX
COLUMN NAME              DESCRIPTION                                             DECIMAL   FORMAT COMMENT                       SIZE
------------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of             Text up to 10 digits                  20
                         loans.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the                  Text up to 10 digits                  10
                         investor.
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.               Text up to 10 digits                  10
                         This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file. It is not              Maximum length of 30 (Last, First)    30
                         separated by first and last name.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest         2      No commas(,) or dollar signs ($)      11
                         payment that aborrower is expected to pay, P&I
                         constant.
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.        4      Max length of 6                        6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service fee          4      Max length of 6                        6
                         rate as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the      4      Max length of 6                        6
                         Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by        2      No commas(,) or dollar signs ($)      11
                         the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the             2      No commas(,) or dollar signs ($)      11
                         Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.             4      Max length of 6                        6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a             4      Max length of 6                        6
                         forecasted rate.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the             2      No commas(,) or dollar signs ($)      11
                         beginning of the processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of      2      No commas(,) or dollar signs ($)      11
                         the processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the                  MM/DD/YYYY                            10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.                2      No commas(,) or dollar signs ($)      11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first                    MM/DD/YYYY                            10
                         curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment          2      No commas(,) or dollar signs ($)      11
                         amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.               2      No commas(,) or dollar signs ($)      11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second                   MM/DD/YYYY                            10
                         curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment         2      No commas(,) or dollar signs ($)      11
                         amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.                2      No commas(,) or dollar signs ($)      11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third                    MM/DD/YYYY                            10
                         curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third curtailment          2      No commas(,) or dollar signs ($)      11
                         amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------

                                       B-6

------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by the          2      No commas(,) or dollar signs ($)      11
                         Servicer.
------------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the Servicer.                MM/DD/YYYY                            10
------------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to indicate the               Action Code Key: 15=Bankruptcy,        2
                         default/delinquent status of a particular loan.                   30=Foreclosure, , 60=PIF,
                                                                                           63=Substitution, 65=Repurchase,
                                                                                           70=REO
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as reported by       2      No commas(,) or dollar signs ($)      11
                         the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if               2      No commas(,) or dollar signs ($)      11
                         applicable.
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.            2      No commas(,) or dollar signs ($)      11
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if           2      No commas(,) or dollar signs ($)      11
                         applicable.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the      2      No commas(,) or dollar signs ($)      11
                         beginning of the cycle date to be passed through to
                         investors.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at        2      No commas(,) or dollar signs ($)      11
                         the end of a processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the          2      No commas(,) or dollar signs ($)      11
                         Servicer for the current cycle -- only applicable for
                         Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the service       2      No commas(,) or dollar signs ($)      11
                         fee amount for the current cycle as reported by the
                         Servicer -- only applicable for Scheduled/Scheduled
                         Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the Servicer      2      No commas(,) or dollar signs ($)      11
                         for the current reporting cycle -- only applicable
                         for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the service fee      2      No commas(,) or dollar signs ($)      11
                         amount for the current reporting cycle as reported by
                         the Servicer -- only applicable for Actual/Actual
                         Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays        2      No commas(,) or dollar signs ($)      11
                         on his loan as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by       2      No commas(,) or dollar signs ($)      11
                         the servicer.
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the Modification for                MM/DD/YYYY                            10
                         the loan.
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                            Varchar - value can be alpha or       30
                                                                                           numeric
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest             2      No commas(,) or dollar signs ($)      11
                         advances made by Servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                       B-7

EXHIBIT H: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1.     The Actual Unpaid Principal Balance of the Mortgage Loan. For
            documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For
            documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12.  Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.    The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance
            as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.    The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                   Total Realized Loss (or Amount of Any Gain)

                                       B-8

     23.  The total derived from subtracting line 22 from 13. If the amount
          represents a realized gain, show the amount in parenthesis (     ).

                                       B-9

EXHIBIT F-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________             Date:  _______________

Phone: ______________________  Email Address: _____________________

-----------------      -------------     ----------------
Servicer Loan No.      Servicer Name     Servicer Address

-----------------      -------------     ----------------

WELLS FARGO BANK, N.A. Loan No._________________________________________________

Borrower's Name:________________________________________________________________

Property Address:_______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)    Actual Unpaid Principal Balance of Mortgage Loan     $________________(1)
(2)    Interest accrued at Net Rate                         _________________(2)
(3)    Accrued Servicing Fees                               _________________(3)
(4)    Attorney's Fees                                      _________________(4)
(5)    Taxes                                                _________________(5)
(6)    Property Maintenance                                 _________________(6)
(7)    MI/Hazard Insurance Premiums                         _________________(7)
(8)    Utility Expenses                                     _________________(8)
(9)    Appraisal/BPO                                        _________________(9)
(10)   Property Inspections                                 ________________(10)
(11)   FC Costs/Other Legal Expenses                        ________________(11)
(12)   Other (itemize)                                      $_______________(12)
          Cash for Keys _________________________________   ________________
          HOA/Condo Fees ________________________________   ________________
          _______________________________________________   ________________
          _______________________________________________   ________________
          TOTAL EXPENSES                                    $_______________(13)
CREDITS:
(14)   Escrow Balance                                       $_______________(14)
(15)   HIP Refund                                           ________________(15)
(16)   Rental Receipts                                      ________________(16)
(17)   Hazard Loss Proceeds                                 ________________(17)
(18)   Primary Mortgage Insurance Proceeds                  ________________(18)
(19)   Pool Insurance Proceeds                              ________________(19)

                                      B-10

(20)   Proceeds from Sale of Acquired Property              ________________(20)
(21)   Other (itemize)                                      ________________(21)
       __________________________________________________   ________________
       __________________________________________________   ________________
       TOTAL CREDITS                                        $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                     $_______________(23)

                                      B-11

                                    EXHIBIT C

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of
Subservicer] shall address, at a minimum, the criteria identified as below as
"Applicable Servicing Criteria";

----------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
----------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------
                                   GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to third         X
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.
----------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect         X
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------
                                CASH COLLECTION AND ADMINISTRATION                      X
----------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate        X
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor         X
                   or to an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash          X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as cash               X
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
----------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------

1122(d)(2)(v)      Each custodial account is maintained at a federally insured          X
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
                   Securities Exchange Act.
----------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized        X
                   access.
----------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all              X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------
                                  INVESTOR REMITTANCES AND REPORTING                    X
----------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the           X
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction
                   agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal
                   balance and number of mortgage loans serviced by the
                   Servicer.
----------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and                           X
                   remitted in accordance with timeframes, distribution
                   priority and other terms set forth in the transaction
                   agreements.
----------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted                         X
                   within two business days to the Servicer's investor
                   records, or such other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor                       X
                   reports agree with cancelled checks, or other form of
                   payment, or custodial bank statements.
----------------------------------------------------------------------------------------------
                                       POOL ASSET ADMINISTRATION                        X
----------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is                          X
                   maintained as required by the  transaction agreements or
                   related mortgage loan documents.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
----------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------

1122(d)(4)(ii)     Mortgage loan and related documents are                              X
                   safeguarded as required by the transaction agreements
----------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to                          X
                   the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction
                   agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any                            X
                   payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records
                   maintained no more than two business days after receipt, or such other number of days specified in the transaction
                   agreements, and allocated to principal, interest or other
                   items (e.g., escrow) in accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree            X
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.
----------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's          X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,        X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are maintained during         X
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage        X
                   loans with variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
----------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as            X
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as                       X
                   tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with                        X
                   any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within         X
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are            X
                   recognized and recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support, identified in Item        X
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is             if
                   maintained as set forth in the transaction agreements.           obligated
                                                                                      under
                                                                                   transaction
                                                                                    documents
----------------------------------------------------------------------------------------------

                                   APPENDIX I

                          Sale and Servicing Agreement

                              [See Exhibit 10.3(A)]